Exhibit 99.1

 Nasdaq: FOMXSeptember 2018

 Forward-Looking Statements and Where to Find More Information  2  To the extent that statements contained in this presentation are not descriptions of historical facts regarding Foamix, they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, (i) statements regarding the timing of anticipated clinical trials for our product candidates; (ii) the timing of receipt of clinical data for our product candidates; (iii) our expectations regarding the potential safety, efficacy, or clinical utility of our product candidates; (iv) the size of patient populations targeted by our product candidates and market adoption of our product candidates by physicians and patients; (v) the timing or likelihood of regulatory filings and approvals; and (vi) our revenues under our agreements with our licensees, including LEO Pharma and other companies. Although we believe that the expectations reflected in the forward-looking statements are reasonable, various factors may cause differences between our expectations and actual results, including, but not limited to, unexpected safety or efficacy data, unexpected side effects observed during preclinical studies or in clinical trials, lower than expected enrollment rates in clinical trials, changes in expected or existing competition, changes in the regulatory environment for our product candidates and our need for future capital, the inability to protect our intellectual property, and the risk that we become a party to unexpected litigation or other disputes. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. You should read the documents filed by Foamix with the SEC, including our most recent annual and quarterly reports and prospectuses, including in each case the Risk Factors set forth therein. You may obtain those documents by visiting EDGAR on the SEC website at www.sec.gov or on our website at www.foamix.com under the heading “Investors.” Foamix uses its website (www.foamix.com) as a channel to distribute information about Foamix and its product candidates. Foamix encourages investors to visit our website from time to time, as information is updated and new information is posted, in addition to following our press releases, SEC filings, public conference calls, and webcasts.The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the foam technology or product candidates of Foamix.

 FMX101FX2017-22 Top Line Results  Topical Minocycline Foam 4%For Moderate-to-Severe Acne  3

foamix Pharmaceuticals

FMX101 3rd Phase 3 Study Design

Study FX2017-22 (“Study 22”)

12-week, randomized, multi-center, double-blind, vehicle controlled, in subjects with moderate-to-severe acne


Study FX2017-22
Randomized (1:1), double-blind, N=1500
FMX101 (Minocycline Foam, 4%)
Foam vehicle
BL
Week 3
Week 6
Week 9
Week 12
(End of treatment)

- **1 US Study, 1500 subjects, ca. 80 sites, ≥9 years of age**
- **Self-apply, once daily, for 12 weeks**
- **Key Inclusion Criteria**
  - 20-50 inflammatory lesions (papules, pustules, nodules) & 25-100 non-inflammatory lesions (open, closed comedones)
  - IGA* 6 point scale – Moderate or Severe (Grade 3 or 4)
- **Co-primary Efficacy Endpoints:**
  1. Absolute change from Baseline in inflammatory lesion count at week 12
  2. IGA Treatment Success (dichotomized as Yes/No) at Week 12, where success is defined as an IGA score of 0 or 1, and at least a 2-grade improvement (decrease) from Baseline
- **Safety Evaluations:** AEs, physical exams, vitals, dermal tolerability, labs

*Investigator’s Global Assessment

4

Acne Phase 3 ResultsStudy Metrics, Subject Demographics & Baseline Characteristics  5   Metrics/Demographics  Study 22    Study 05    Total Subjects Enrolled  1507*    495    Number of Sites  89    37    Mean Age, yrs  20.4    20.6    Age Distribution, %  9>12=5.6; 13>17=42.3; ≥18=52.1    9>12=3.6; 13>17=43.4; ≥18=52.9    Gender, %  M=37.6; F=62.4    M=41.4; F=58.6    Ethnicity, %  W=76.0; B=18.1; O=5.9    W=74.1; B=20.8; O=5.0    Baseline Characteristics (ITT population)  FMX-101, 4%(N = 738)  Vehicle(N = 750)  FMX-101, 4%(N = 333)  Vehicle(N = 162)  Baseline Inflammatory Lesion Counts            Mean (SD)  30.7 (8.9)  30.8 (8.3)  31.6 (8.6)  32.3 (8.0)   Median   28  29  30  31  Baseline Non-inflammatory Lesion Counts            Mean (SD)  49.7 (19.7)  49.6 (19.5)  50.5 (19.5)  50.9 (19.9)  Baseline Total Lesion Counts            Mean (SD)  TBD  TBD  81.5 (21.9)  83.1 (23.2)  Baseline IGA Score, n (%)            3 – Moderate  620 (84.0)  626 (83.5)  296 (88.9)  148 (91.4)   4 – Severe  118 (16.0)  124 (16.5)  37 (11.1)  14 (8.6)  *Due to quality issues identified at one center, 19 subjects were removed from the Intend-To-Treat (ITT) population.

 Acne Phase 3 Results - EfficacyCo-primary endpoint: Absolute Change of Inflammatory Lesion Count at Week 12  6  In Study 22, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was –16.93 versus –13.40 in vehicle treatment group (p<0.0001)In Study 05, absolute change in inflammatory lesion count for the FMX101, 4% treatment group was -13.46 versus -10.72 in vehicle treatment group (p=0.0058)   *ANCOVA, ITT population, multiple imputation      P<0.0001    P<0.01  N=738  N=750  N=333  N=162

 Acne Phase 3 Results - EfficacyCo-primary endpoint: IGA Treatment Success at Week 12 [Score Clear (0) or Almost Clear (1)]  In Study 22, IGA Treatment Success for FMX101, 4% treatment group was 30.80% versus 19.63% in vehicle treatment group (p<0.0001)In Study 05, IGA Treatment Success for FMX101, 4% treatment group was 14.67% versus 7.89% in vehicle treatment group (p=0.0423)  *Cochran–Mantel–Haenszel test stratified by analysis center, ITT population, multiple imputation  7      P<0.0001  P<0.05    N=738  N=750  N=333  N=162

 Acne Phase 3 Results - EfficacyKey secondary endpoint: Percent Change of Inflammatory Lesion Count at Weeks 3, 6, 9 & 12  8  ^ANCOVA, Intent to Treat (ITT) Population, Observed Cases  In Study 22, percent change in inflammatory lesion count for the FMX101, 4% treatment group at week 12 was -56% versus -43% in vehicle (p<0.0001) In Study 05, percent change in inflammatory lesion count for the FMX101, 4% treatment group at week 12 was -43% versus -34% in vehicle (p=0.0097) Statistical significance demonstrated at all timepoints (beginning at Week 3) for both studies  ‡P≤.01; †P ≤.001; *P ≤.0001  Study 22 - IL Count % Change     Study 05 - IL Count % Change    *  *  *  *  −56%  −43%  −43%  −34%  ‡  *  †  *

 Acne Phase 3 Results – SafetyTreatment Emergent Adverse Event (TEAE) Frequency   9  Study 22 TEAE Frequency (%)      Study 05 TEAE Frequency (%)      TEAE  FMX101, 4%  Vehicle  TEAE  FMX101, 4%  Vehicle  One or more  26.2  24.5  One or more  33.0  26.5  URI  4.2  3.5  Nasopharyngitis  7.2  3.7  Viral URI  2.2  2.9  Headache  6.0  5.6  CK increased  1.9  0.8  URI  1.8  1.2  Influenza  1.5  0.5  Ligament Sprain  1.8  0.6        CK increased  1.5  2.5        Nausea  1.2  0.6        Vomiting  1.2  0.6  Non-cutaneous TEAEs in descending frequency occurring in at least 1% of subjects in either group  Study 22 SAEs (FMX101, 4%): Spontaneous abortion (1)  Study 05 SAEs (FMX101, 4%): Asthma (1), Intestinal obstruction/perforation (1), bone fracture (1), ectopic pregnancy (1)  No treatment related SAEs were identified in either study.      URI – Upper Respiratory Tract InfectionSAE – Serious Adverse Event

 Acne Phase 3 Results – Safety Summary   10  The most common systemic adverse event was upper respiratory tract infection/nasopharyngitis in both studies; overall 6.4% in Study 22 and 6.1% in Study 05.In Study 22, cutaneous TEAEs in the FMX101 treatment group were few; most were mild and included instances of pruritus, dermatitis, swelling, worsening cyst, xerosis, contusion, hyperpigmentation* and discoloration.No treatment-related serious adverse events were reported in either study.In total, 9 subjects discontinued in Studies 22 and 05 due to a TEAE including 5 in the FMX101 treatment groups and 4 in the vehicle treatment groups.  *Local dermal tolerability data is pending

 Acne Phase 3 Results – Overall Summary   11  Statistically significant disease improvement of FMX101 vs vehicle was achieved for the co-primary endpoints of absolute reduction of inflammatory lesions and IGA treatment success at Week 12 in both Studies 22 and 05.Treatment emergent adverse events were few in type and frequency; most were mild in severity.No treatment-related serious adverse events were reported.Subject discontinuations due to a TEAE were low in both studies.FMX101 was shown to have a generally favorable safety profile.

 Nasdaq: FOMXSeptember 2018